UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The information provided in Item 5.02 of this Current Report is incorporated into this Item 1.01 by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 16, 2004, the registrant entered into an employment agreement (the “Agreement”) with Patti M. Dodge, who has been designated as the registrant’s principal financial officer and principal accounting officer (within the meaning of federal securities law) and currently serves as the registrant’s Chief Financial Officer, Executive Vice President and Controller. Ms. Dodge, who is 44 years of age, has held these positions with the registrant since October 2004, when the registrant and its affiliated entities completed the merger which was part of the registrant’s plan to restructure its business operations to allow it to qualify as a real estate investment trust for U.S. federal income tax purposes. Ms. Dodge has served as the Chief Financial Officer of New Century TRS Holdings, Inc. (“New Century TRS”), a wholly-owned subsidiary of the registrant and the registrant’s predecessor, since July 2004, the Executive Vice President of New Century TRS since March 2004 and the Controller of New Century TRS since September 1996. Ms. Dodge is also an Executive Vice President and the Chief Financial Officer of New Century Mortgage Corporation (“New Century Mortgage”), an indirect wholly-owned subsidiary of the registrant. Ms. Dodge has served as an Executive Vice President of New Century Mortgage since March 2004 and as the Chief Financial Officer of New Century Mortgage since February 2002. Between September 1996 and February 2002, Ms. Dodge served as the Vice President and Controller of New Century Mortgage.

The initial term of the Agreement expires on June 30, 2007, and will automatically be renewed for additional one-year periods unless either party gives 30 days’ prior written notice to the other party to cease automatic renewal. The registrant may immediately terminate Ms. Dodge’s employment under the Agreement for “cause” (as defined in the Agreement) and may terminate the Agreement for any reason other than “cause” upon 30 days’ written notice to Ms. Dodge. Ms. Dodge may terminate the Agreement upon 30 days’ written notice to the registrant.

Pursuant to the Agreement, Ms. Dodge’s base salary will be $250,000 per year during 2004, and thereafter at a rate determined by the registrant’s Board of Directors, provided that Ms. Dodge’s base salary shall be increased by a minimum of 5.0% per year commencing February 1, 2005. In addition, Ms. Dodge will be able to participate in the registrant’s bonus, health, insurance, pension and disability insurance plans and other employee plans and benefits established by the registrant.

In the event that the registrant terminates Ms. Dodge’s employment for “cause,” or if Ms. Dodge terminates the Agreement without “good reason” (as defined in the Agreement), then the registrant shall pay to Ms. Dodge the following benefits:

(1) Ms. Dodge’s base salary through the effective date of such termination, and

(2) any vacation earned but not taken through the effective date of such termination ((1) and (2) collectively referred to as “Accrued Obligations”).

In the event that the registrant terminates Ms. Dodge’s employment without “cause,” or if Ms. Dodge terminates the Agreement for “good reason,” then the registrant shall pay to Ms. Dodge the following benefits:

(1) within two business days following the date of termination, all Accrued Obligations through the end of the month during which such termination occurs; and

(2) severance pay equal to (i) Ms. Dodge’s base salary in effect as of the date of termination for a period equal to the sum of one year, plus (ii) the equivalent amount of Ms. Dodge’s bonus received in the prior six-month period.

Should Ms. Dodge become disabled from performing her duties under the Agreement, the registrant may terminate her employment anytime thereafter if such “disability” (as defined in the Agreement) continues. Upon such termination, Ms. Dodge’s right to receive any salary or payments under the Agreement shall immediately terminate; however, Ms. Dodge shall have the right to continue to receive any and all payments made by an insurance company under any and all policies of disability insurance purchased by the registrant and Ms. Dodge’s rights under any of the registrant’s benefit plans will be the rights accorded to any terminated employee under the plan provisions and applicable law. During the period prior to termination of employment for Ms. Dodge’s “disability,” the registrant shall continue to pay to Ms. Dodge all compensation and benefits as if she were actively employed.

If Ms. Dodge’s employment is terminated because of her death, the Agreement automatically terminates. The registrant shall pay to Ms. Dodge’s estate all Accrued Obligations through the date of death, and Ms. Dodge’s estate shall be entitled to receive any vested benefits under the terms of any the registrant’s benefit plans.

Ms. Dodge has agreed not to disclose the registrant’s confidential information to any other person or entity and has agreed to promptly deliver to the registrant all confidential and trade secret material upon termination of her employment. During the term of the Agreement and (i) if Ms. Dodge terminates the Agreement, for a period ending one year after thereafter, or, (ii) if longer, for any period during which Ms. Dodge receives any compensation from the registrant under the Agreement, Ms. Dodge shall not be employed by a “competing company” (as defined in the Agreement). Ms. Dodge has also agreed, during the term of the Agreement and for a period ending one year thereafter, or, if longer, for any period during which Ms. Dodge receives any compensation from the registrant under the Agreement, (i) not to interfere with the contractual or business relationships between the registrant and its customers and vendors or (ii) to solicit the registrant’s employees or independent contractors for a competitive company or business.

The Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated as of December 16, 2004, between New Century Financial Corporation and Patti M. Dodge.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

December 22, 2004	By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated as of December 16, 2004, between New Century Financial Corporation and Patti M. Dodge.